UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): April 15, 2021

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

480-781-5000
(Registrant’s telephone number, including area code)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	CSL	New York Stock Exchange
Preferred stock purchase rights	n/a	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.04.    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plan.

On April 15, 2021, Carlisle Companies Incorporated (the “Company” or “Carlisle”) received a notice from the Plan Administrator of the Carlisle, LLC Employee Incentive Savings Plan (the “401(k) plan”) notifying Carlisle of a 401(k) plan blackout period. The blackout period is required due to the replacement of the current record keeper platform provider for the 401(k) plan. During the blackout period, participants in the 401(k) plan will not be able to access their accounts to direct or diversify their investments or request a distribution or loan. The blackout period will begin at 1:00 p.m. (Eastern Time) on Thursday, May 20, 2021, and will end as soon as administratively possible, which is expected to take place during the week beginning May 24, 2021 (the “Blackout Period”). 401(k) plan participants will be notified on April 19, 2021 of the Blackout Period and will be advised as to when the Blackout Period has ended. Carlisle received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 relating to the Blackout Period on April 15, 2021.

On April 15, 2021, Carlisle sent a notice to its directors and executive officers informing them of the Blackout Period and the Carlisle common stock trading restrictions (including with respect to derivatives) that apply to them during the Blackout Period. This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR under the Securities Exchange Act of 1934, as amended, which prohibit trading in company securities by directors and executive officers during blackout periods.

A copy of the notice to the directors and executive officers is attached as Exhibit 99.1 and is incorporated herein by reference. During the Blackout Period, and for a period of two years after the ending date of the Blackout Period, shareholders or other interested parties may obtain, without charge, information about the beginning date and the actual ending date of the Blackout Period by contacting:

Pension and Insurance Committee of the Carlisle, LLC Employee Incentive Savings Plan
Carlisle Companies Incorporated
16430 N. Scottsdale Road, Suite 400
Scottsdale, AZ 85254
480-781-5000

Item 9.01.    Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Exhibit Title

99.1	Notice Regarding Blackout Period and Regulation BTR Trading Restrictions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	April 15, 2021	By:	/s/ Robert M. Roche
Robert M. Roche
Vice President and Chief Financial Officer